Exhibit 10.5

_________________, 2011

Committed Capital Acquisition Corporation
712 Fifth Avenue, 22nd Floor
New York, NY 10019
Attn: Michael Rapoport

Broadband Capital Management LLC
712 Fifth Avenue, 22nd Floor
New York, NY 10019
Attn: George Cannon

Re:                      Initial Public Offering

Ladies and Gentlemen:

This letter (“Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into, or proposed to be entered into, by and between Committed Capital Acquisition Corporation, a Delaware corporation (the “Company”), and Broadband Capital Management LLC, as representative of the several underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “Offering”) of 5,750,000 of the Company’s units (the “Units”) (including up to 750,000 Units subject to an over-allotment option granted to the Underwriters), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”). The Units sold in the Offering shall be quoted and traded on the Over-the-Counter Bulletin Board pursuant to a registration statement on Form S-1 (the “Registration Statement”) and prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission (the “Commission”). Certain capitalized terms used herein are defined in Section 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1.           The undersigned agrees that if the Company seeks stockholder approval of a proposed Business Transaction, then in connection with such proposed Business Transaction, he, she or it shall vote all its Initial Shares, Placement Shares and any shares acquired by him, her or it in the Offering or the secondary public market in favor of such proposed Business Transaction.

2. (a)     The undersigned hereby agrees that in the event that the Company fails to consummate a Business Transaction within 21 months from the date on which the Registration Statement for the Offering becomes effective (the “Effective Date”) (or 24 months from the Effective Date if a letter of intent or a definitive agreement has been executed within 21 months from the Effective Date and the Business Transaction has not been completed within such 21-month period) (such date, the “Termination Date”), he, she or it shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably practicable, but not more than five business days thereafter, redeem the Common Stock held by the Public Stockholders, at a per-share price, payable in cash, equal to the aggregate amount including interest then on deposit in the Trust Account, but net of any taxes payable and net interest withdrawn for working capital purposes, divided by the number of shares of Common Stock then outstanding, subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the board of directors of the Company, dissolve and liquidate the balance of the Company’s net assets to the holders of the Common Stock, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b)           The undersigned acknowledges that the undersigned has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Trust Account with respect to the Initial Shares or Placement Shares. To the extent that redemption rights are granted to the holders of Common Stock, the undersigned hereby further waives, with respect to any shares of the Common Stock held by him or it, any redemption rights he or it may have in connection with the consummation of a Business Transaction, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Transaction or in the context of a tender offer made by the Company to purchase shares of the Common Stock (although the undersigned shall be entitled to redemption and liquidation rights with respect to any shares of the Common Stock (other than the Initial Shares and Placement Shares) the undersigned holds if the Company fails to consummate a Business Transaction by the Termination Date).

(c)           The undersigned hereby agrees not to take any action to amend or waive any provision of the Company’s amended and restated certificate of incorporation relating to the Company’s obligation to redeem the shares of Common Stock held by Public Stockholders if the Company fails to consummate a Business Transaction on or prior to the Termination Date in a manner that would limit the Company’s obligations to redeem such shares.

(d)           If the Company fails to consummate a Business Transaction on or prior to the Termination Date, and submits a plan of dissolution to the Public Stockholders for approval because it is unable to redeem the shares of Common Stock held by Public Stockholders in accordance with the Company’s amended and restated certificate of amendment, the undersigned hereby agrees to vote the Initial Shares held by the undersigned in accordance with the majority of the Public Stockholders.

3. (a)      The undersigned agrees that the Initial Shares held by the undersigned are subject to forfeiture as described in this Section 3. As a result of such forfeiture, after giving effect to (I) the Offering, (II) any exercise of the over-allotment option by the Underwriters, (III) the completion of a Private Placement (as defined in Section 5) in the amount of $10,000,000, and (IV) any exercises of the Warrants, the Initial Shares, after all forfeitures, will collectively be equal to 20.0% of the Company’s issued and outstanding shares of Common Stock. Notwithstanding any such forfeitures described in this Section 3, the Initial Shares beneficially owned by Michael Serruya and P&P 2, LLC will be equal to at least one percent (1%) and two percent (2%), respectively, of the issued and outstanding shares of Common Stock and the number of Initial Shares held by the undersigned may be adjusted to give effect thereto. The forfeiture of Initial Shares shall be calculated as follows:

(i)           First, to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 750,000 Units in full, the undersigned, together with the other Initial Stockholders, shall return to the Company for cancellation, at no cost, up to 750,000 of the Initial Shares. The number of Initial Shares to be forfeited by the undersigned shall be equal to (A) the number of Initial Shares held by the undersigned, multiplied by (B) the Pro Rata Share of the undersigned, multiplied by (C) the quotient calculated by dividing (X) 750,000 minus the number of Units purchased by the Underwriters upon the exercise of their over-allotment option, by (Y) 750,000. All adjustments under this Section 3(a)(i) shall be calculated prior to calculating the adjustments pursuant to Sections 3(a)(ii) and 3(a)(iii). The Initial Shares to be forfeited by the undersigned pursuant to this Section 3(a)(i) is referred to herein as the “Over-allotment Forfeiture Shares”.

(ii)           Second, to the extent that the Warrants are not exercised in full by the Warrant Expiration Time, the undersigned, together with the other Initial Stockholders, shall return to the Company for cancellation, at no cost, up to 2,875,000 Initial Shares. The number of Initial Shares to be forfeited by the undersigned shall be equal to (A) the number of Initial Shares held by the undersigned minus the number of Over-allotment Forfeiture Shares, multiplied by (B) the Pro Rata Share of the undersigned, multiplied by (C) the quotient calculated by dividing (X) the number of Warrants issued in the Offering minus the number of Warrants exercised on or prior to the Warrant Expiration Time, by (Y) the number of Warrants issued in the Offering. All adjustments under this Section 3(a)(ii) shall be calculated after calculating the adjustments pursuant to Section 3(a)(i), but prior to calculating the adjustments pursuant to Section 3(a)(iii). The Initial Shares to be forfeited by the undersigned pursuant to this Section 3(a)(ii) is referred to herein as the “Warrant Exercise Forfeiture Shares”.

(iii)           Third, up to 3,375,000 Initial Shares held by the undersigned and the other Initial Stockholders shall be subject to forfeiture based on (A) the degree of participation in activities relating to the Business Transaction by the undersigned and the other Initial Stockholders, as may be determined by the board of directors of the Company at its sole discretion, and (B) the number of Over-allotment Forfeiture Shares and Warrant Exercise Forfeiture Shares. The undersigned shall return to the Company for cancellation, at no cost, the number of Initial Shares determined by the board of directors of the Company to be forfeited by the undersigned pursuant to this Section 3(a)(iii) in accordance with the determination of the board of directors of the Company. All adjustments under this Section 3(a)(iii) shall be calculated after calculating the adjustments pursuant to Sections 3(a)(i) and 3(a)(ii).

 (b)           The undersigned further agrees that to the extent that the size of the Offering is increased or decreased, the number of Initial Shares to be forfeited pursuant to this Section 3 shall be adjusted proportionately such that the Initial Shares after all such forfeitures shall equal 20.0% of the number of issued and outstanding shares of Common Stock.

(c)           All Initial Shares subject to forfeiture as described in this Section 3 will be forfeited by the undersigned as promptly as practicable after the Warrant Expiration Time.

4. (a)           In the case of any of the Initial Shares owned by the undersigned and the other Initial Stockholders that, as of the date of determination, are not subject to forfeiture pursuant to Section 3 above, until the earlier of (i) the date that is (A) one year after the completion of the Business Transaction or (B) earlier if, subsequent to the Business Transaction, the last sales price of the Common Stock equals or exceeds $7.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after the completion of the Business Transaction and all Warrants have been exercised or have expired, and (ii) the date on which the Company consummates a liquidation, merger, stock exchange or other similar transaction subsequent to the consummation of the Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (such period, the “Lock-Up Period”), the undersigned shall not, except as described in the Prospectus, (x) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”), with respect to the Initial Shares, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Initial Shares, whether any such transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or (z) publicly announce any intention to effect any transaction specified in clause (x) or (y); provided, however, that the Initial Stockholders and the Private Placement Investors may require the Company to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), during the Lock-Up Period,  so long as such registration statement does not become effective prior to the end of the Lock-Up Period.

(b)           In the case of any of the Initial Shares owned by the undersigned and the other Initial Stockholders that, as of the date of determination, are subject to forfeiture pursuant to Section 3 above, the undersigned shall not, except as described in the Prospectus, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to the Initial Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Initial Shares, whether any such transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the Initial Stockholders and the Private Placement Investors may require the Company to file a registration statement under the Securities Act during the Lock-Up Period,  so long as such registration statement does not become effective prior to the end of the Lock-Up Period.

(c)           Notwithstanding the provisions contained in Sections 4(a) and (b) above (but subject to Section 6), the undersigned may transfer the Initial Shares owned by the undersigned or any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by the undersigned, as the case may be: (i) to the Company’s officers or directors, the Initial Stockholders or the Private Placement Investors, to any affiliate of the Company’s officers or directors, the Initial Stockholders or the Private Placement Investors, or to any immediate family member of the Company’s officers or directors, the Initial Stockholders or the Private Placement Investors or their respective affiliates; (ii) by gift to a member of the immediate family of the undersigned or, if the undersigned is an entity, a member of the immediate family of a member, partner or stockholder of the undersigned (a “Member”), or a trust, the beneficiary of which is an immediate family member of the undersigned or an immediate family member of a Member of the undersigned, or to an affiliate of the undersigned or a Member of the undersigned, or to a charitable organization; (iii) by virtue of the laws of descent and distribution upon death of the undersigned or a Member of the undersigned; (iv) pursuant to a qualified domestic relations order; (v) if the undersigned is an entity, by virtue of the laws of the state of formation of the undersigned or the organizational documents of the undersigned upon dissolution of the undersigned; (vi) in the event of the Company’s liquidation prior to the completion of the Business Transaction; or (vii) in the event that the Company consummates a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of the Common Stock for cash, securities or other property subsequent to the consummation of the Company’s initial Business Transaction; provided, however, that, in the case of clauses (i) through (v), these permitted transferees enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in Sections 4(a) and (b).

(d)           Further, the undersigned agrees that after the Lock-Up Period has elapsed, the Initial Shares owned by the undersigned shall only be transferable or saleable pursuant to a sale registered under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The undersigned agrees that after the Placement Shares Effectiveness Date, the Placement Shares owned by the undersigned shall only be transferable or salable pursuant to a sale registered under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Company and the undersigned each acknowledge that pursuant to that certain registration rights agreement (the “Registration Rights Agreement”) to be entered into among the Company and the other Initial Stockholders, the Initial Stockholders may request that a registration statement relating to the Initial Shares and/or the Placement Shares be filed with the Commission prior to the end of the Lock-Up Period or prior to the Placement Shares Effectiveness Date, as the case may be; provided, however, that such registration statement does not become effective prior to the end of the Lock-Up Period or prior to the Placement Shares Effectiveness Date, as applicable.

(e)           The undersigned shall retain all of its rights as a stockholder during the Lock-Up Period including, without limitation, the right to vote such shares.

(f)           During the Lock-Up Period, all dividends payable in cash with respect to the Initial Shares shall be paid to the undersigned, but all dividends in respect of the Initial Shares payable in Common Stock or other non-cash property shall become subject to the Lock-Up Period as described herein and shall be released from such lock-up only in accordance with the provisions of this Section 4.

5.           The undersigned agrees to enter into a private placement agreement, pursuant to which the undersigned, together with the other Private Placement Investors, will purchase at least 2,000,000 shares of Common Stock at a per share price of $5.00 a share, in a transaction exempt from the registration requirements of the Securities Act (the “Private Placement”).  The Private Placement will be completed concurrently with the completion of the Business Transaction.

6.           During the period commencing on the date hereof and ending 180 days after such date, without the prior written consent of Broadband Capital Management LLC, the undersigned shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by the undersigned, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by the undersigned, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), except, in the case of each of clauses (i), (ii) and (iii), as may be permitted by Rule 5110(g) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc.

7.           The undersigned’s biographical and other information furnished to the Company and included in the Registration Statement, the Preliminary Prospectus and the Prospectus is true and accurate in all material respects and does not omit any material information with respect to the undersigned’s background. The questionnaires furnished to the Company by the undersigned are true and accurate in all material respects. The undersigned represents and warrants that:

(a)           the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)           the undersigned has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding; and

(c)           the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8.          Except as disclosed in the Preliminary Prospectus and the Prospectus, prior to the completion of the Business Transaction, neither the undersigned nor any affiliate of the undersigned shall receive any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation in connection with any services rendered in order to effectuate the consummation of the Offering or the Company’s initial Business Transaction (regardless of the type of transaction that it is). Except as disclosed in the Preliminary Prospectus and the Prospectus, on or after the completion of the Business Transaction, neither the undersigned nor any affiliate of the undersigned shall receive any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate, the consummation of the Offering or the Company’s initial Business Transaction (regardless of the type of transaction that it is).

9           The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations, and warranties set forth herein in proceeding with the Offering.

10.        The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and their legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about the undersigned’s background and finances (“Information”), purely for the purposes of the Offering (and shall thereafter hold such information confidential).  Neither the Underwriters nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

11.         The undersigned acknowledges and agrees that the Company will not consummate any Business Transaction with any company with which the undersigned has had any discussions, formal or otherwise, prior to the consummation of the Offering, with respect to a Business Transaction.

12.         The undersigned acknowledges and agrees that the Company will not consummate any Business Transaction that involves a company which is affiliated with any of the undersigned unless the Company obtains an opinion from an independent investment banking firm that the Business Transaction is fair to the Company’s stockholders from a financial perspective.

13.         The undersigned has full right and power, without violating any agreement to which he, she or it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement, and hereby consents to being named in the Preliminary Prospectus, the Prospectus and the Registration Statement.

14.           As used in this Letter Agreement, (i) “Business Transaction” shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Transaction, involving the Company and one or more businesses; (ii) “Initial Shares” shall mean the 6,750,000 shares of the Common Stock (as may be adjusted for stock splits, stock dividends, reverse stock splits, contributions back to capital or otherwise) of the Company held by the Initial Stockholders which were issued and outstanding prior to the consummation of the Offering; (iii) the “Initial Stockholders” shall mean Michael Rapp, Philip Wagenheim, P&P 2, LLC, Michael Serruya and Committed Capital Holdings LLC and any permitted transferees of the Initial Shares in accordance with Section 4 hereof; (iv) “Preliminary Prospectus” shall mean each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits information under Rule 430 of the Securities Act; (v) “Placement Shares” shall mean the shares of Common Stock sold in the Private Placement; (vi) “Placement Shares Effectiveness Date” shall mean, with respect to the Placement Shares, the period ending 30 days after the completion of the Business Transaction; (vii) “Private Placement Investors” shall mean the investors who purchase the Placement Shares in the Private Placement, which investors shall be Michael Rapp, Philip Wagenheim, P&P 2, LLC, Michael Serruya and Committed Capital Holdings LLC and their respective designees, if any; (viii) “Pro Rata Share” shall mean the quotient calculated by dividing the number of Initial Shares held by the undersigned by the total number of Initial Shares then outstanding; (ix) “Public Stockholders” shall mean the holders of securities issued in the Offering; (x) “Trust Account” shall mean the trust account into which a portion of the net proceeds of the Offering will be deposited; and (xi) “Warrant Expiration Time” shall mean the time at which the Warrants cease to be exercisable, which will occur at 5:00 p.m., New York City time, on the 45th day after the effectiveness of the registration statement covering the shares of Common Stock underlying the Warrants.

15.           This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

16.           No party may assign either this Letter Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the undersigned and each of his or its heirs, personal representatives, successors and assigns.

17.           This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parities hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

18.           Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, electronic or facsimile transmission.

19.           This Letter Agreement shall terminate on the earlier of (i) the expiration of the Lock-Up Period, or (ii) the liquidation of the Trust Account; provided, however, that this Letter Agreement shall earlier terminate in the event that the Offering is not consummated and closed by [October 31], 2011.

[Signature page follows]

Sincerely,

COMMITTED CAPITAL HOLDINGS LLC

By:
Name: Jason Eiswerth
Title: Managing Member

Acknowledged and Agreed:

COMMITTED CAPITAL ACQUISITION CORPORATION

By:
Name:
Title:

BROADBAND CAPITAL MANAGEMENT LLC

By:
Name:
Title: